    As Filed with the Securities and Exchange Commission on April 17, 1995.
                                      Registration No. 33-____________________
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                QUIKSILVER, INC.
             (Exact Name of Registrant as Specified in Its Charter)

            Delaware                                           33-0199426
(State or Other Jurisdiction of                             (I.R.S. Employer
 Incorporation or Organization)                             Identification No.)

                          ____________________________

                                 1740 Monrovia
                             Costa Mesa, CA  92627

                   (Address, of Principal Executive Offices)
                          ____________________________

                                Quiksilver, Inc.
                               Stock Option Plan
                            (Full Title of the Plan)
                          ____________________________

                            Robert B. McKnight, Jr.
                            Chief Executive Officer
                                Quiksilver, Inc.
                                 1740 Monrovia
                             Costa Mesa, CA  92627
                                 (714) 645-1395

                     (Name, Address, and Telephone Number,
                   Including Area Code, of Agent for Service)
                          ____________________________


=====================================================================================================================
                                           CALCULATION OF REGISTRATION FEE
=====================================================================================================================
                                                            Proposed Maximum     Proposed Maximum       Amount of
          Title of Securities              Amount to be      Offering Price          Aggregate        Registration
           to be Registered                 Registered        Per Share(1)        Offering Price           Fee
- ---------------------------------------------------------------------------------------------------------------------
 Common Stock, par value
  $.01 per share . . . . . . . . . . .       320,000             $21.06             $6,739,200          $2,323.68
=====================================================================================================================


(1) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(h) and based on the average of the high and low sales prices of the Common Stock of Quiksilver, Inc. on April 13, 1995.

                           INCORPORATION BY REFERENCE

                 The contents of the Form S-8 Registration Statement (File No. 33-24527) previously filed by Quiksilver, Inc. with the Securities and Exchange Commission are hereby incorporated herein by reference.



                                    EXHIBITS

                 3.1      Certificate of Incorporation *

                 3.2      Bylaws **

                 5.1      Opinion of Hewitt & McGuire

                 23.1     Consent of Deloitte & Touche LLP

                 23.2     Consent of Hewitt & McGuire (included in Exhibit 5.1)

                 24.1     Power of Attorney (Contained on Signature Page)

- ------------------------

* Filed as Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 (File No. 33-9892), such previously filed exhibit being incorporated herein by this reference.

** Filed as Exhibit 3.2 to the Registrant's Annual Report on Form 10-K for the fiscal year ended October 31, 1990, such previously filed exhibit being incorporated herein by this reference.


                                   SIGNATURES

                 Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Costa Mesa, State of California, on this 17th day of April, 1995.

                                        QUIKSILVER, INC.


                                        By: /S/ Robert B. McKnight, Jr.
                                            ---------------------------------
                                                Robert B. McKnight, Jr.
                                                Chairman of the Board and
                                                Chief Executive Officer

                               POWER OF ATTORNEY

                 Each person whose signature appears below authorizes Robert B. McKnight, Jr. and Randall L. Herrel, Sr., and either of them, with full power of substitution and resubstitution, his or her true and lawful attorneys-in-fact, for him or her in any and all capacities, to sign any amendments (including post-effective amendments) to the Registration Statement and to file the same with Exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission.

                 Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated as of April 17, 1995.

Signature                                          Title                                    Date
- ---------                                          -----                                    ----
/S/ Robert B. McKnight, Jr.         Chairman of the Board, Chief Executive             April 17, 1995
- ---------------------------------   Officer and Director (principal executive
Robert B. McKnight, Jr.               officer)


/S/ Randall L. Herrel, Sr.          President, Chief Operating Officer,                April 17, 1995
- ---------------------------------   Secretary and Director
Randall L. Herrel, Sr.

/S/ Bert Fenenga                    Senior Vice President, Chief Financial             April 17, 1995
- ---------------------------------   Officer and Treasurer (principal accouting
Bert Fenega                         officer)


                                    Director                                           April __, 1995
- ---------------------------------
Charles E. Crowe

/S/ Robert G. Kirby                 Director                                           April 17, 1995
- ---------------------------------
Robert G. Kirby

/S/ William M. Barnum, Jr.          Director                                           April 17, 1995
- ---------------------------------
William M. Barnum, Jr.

                                    Director                                           April __, 1995
- ---------------------------------
Michael Gray

                                    Director                                           April __, 1995
- ---------------------------------
Tom Roach

                                        EXHIBIT INDEX
                                        -------------

                                                                                       Sequentially
Exhibit Number                            Exhibit                                      Numbered Page
- --------------                            -------                                      -------------
     3.1              Certificate of Incorporation of the Registrant               Incorporated by reference

     3.2              Bylaws of the Registrant                                     Incorporated by reference

     5.1              Opinion of Hewitt & McGuire

     23.1             Consent of Deloitte & Touche LLP

     23.2             Consent of Hewitt & McGuire (included in Exhibit 5.1)

     24.1             Power of Attorney (contained on Signature Page)